SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 12, 2001
                                ----------------




                               Maxxis Group, Inc.
             (Exact name of registrant as specified in its charter)




        Georgia                 0-31687              58-22-78241
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      (State or other         (Commission         (I.R.S. Employer
      jurisdiction of         File Number)         Identification No.)
      incorporation)




              1901 Montreal Road, Suite 108, Tucker, Georgia        30084
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               (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (770) 696-6343
                                 --------------




                                 Not Applicable
              (Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant.

         On October 12, 2001, we engaged Cherry, Bekaert & Holland, L.L.P. as our independent auditors for the fiscal year ending June 30, 2001, to audit our financial statements. During our two most recent fiscal years and the subsequent interim period preceding the engagement of Cherry, Bekaert & Holland, we did not consult Cherry, Bekaert & Holland on any matter requiring disclosure under Item 304(a)(2) of Regulation S-K.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              MAXXIS GROUP, INC.



                              By:/s/ DeChane Cameron
                                 -------------------------------------
                                     DeChane Cameron, Chief Financial Officer




Dated: October 17, 2001